UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 11, 2023

NUTEX HEALTH INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41346	11-3363609
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6030 S. Rice Ave, Suite C, Houston, Texas 77081

(Address of principal executive offices) (zip code)

(713) 660-0557

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	NUTX	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Pre-Paid Advance Agreement

On April 11, 2023, Nutex Health Inc. (the “Company”) entered into a Pre-Paid Advance Agreement (the “PPA”) with YA II PN, Ltd., a Cayman Islands exempt limited partnership (“Investor”). In accordance with the terms of the PPA, Nutex Health Inc. (the “Company”) may request pre-paid advances of up to $25,000,000 from the Investor (or such greater amount that the parties may mutually agree) (each, a “Pre-Paid Advance”), with an aggregate limit of $100,000,000, over an 18-month period. Such Pre-Paid Advances will be purchased by the Investor at 90% of the face amount. The amount of each Pre-Paid Advance that we may request will range from $5,000,000 to $25,000,000 depending on stock price and volume conditions being met. If and when requested by the Investor, amounts outstanding under each Pre-Paid Advance will be correspondingly reduced upon the issuance by us of our Common Stock to the Investor at a price per share equal to (a) $1.00 in respect of the initial Pre-Paid Advance, and, (b) with respect to each subsequent Pre-Paid Advance, the lower of (i) 100% of the volume weighted average price (the “VWAP”) of the Company’s Common Stock on the trading day immediately preceding the closing of a Pre-Paid Advance or (ii) 92.0% of the average of the two lowest daily VWAP of the shares during the seven trading days immediately prior to each subsequent Pre-Paid Advance; however, in no event less than $0.1851 per share. The $1.00 purchase price for the initial Pre-Paid Advance is subject to a one-time reset to 100% of the average of the daily VWAPs for the three consecutive Trading Days immediately prior to the expiration of a 30-day period after the initial Pre-Paid Advance. Interest will accrue on the outstanding balance of any Pre-Paid Advance at 0%, subject to an increase to 15% upon events of default described in the PPA.

In connection with the execution on the date hereof, the Investor has agreed to pay to the Company the initial Pre-Paid Advance amount as follows: (i) $15,000,000 on the date hereof, and (ii) $10,000,000 on the earlier of (y) June 10, 2023, or (z) the date upon which the outstanding balance on the initial portion of the initial Pre-Paid Advance has been reduced below $1,000,000, in both cases, as long as the VWAP for the ten trading days prior to June 10, 2023 or the date when the balance is reduced below $1,000,000, as applicable, is at least $0.60 per share, otherwise, the parties hereto shall mutually agree on the amount and timing of the remaining $10,000,000 payment.

While Pre-Paid Advances are outstanding, and within three trading days of a Trigger Event, the Company must pay the Investor a monthly cash payment (the “Monthly Payment”) of $7,500,000, plus any accrued and unpaid interest and a 6% redemption premium. Thereafter, the Company must pay the Investor the Monthly Payment every 30 calendar days after the due date of the initial Monthly Payment; provided that the Company’s monthly obligation hereunder will end with respect to a particular Trigger Event if the daily VWAP of the Company’s common stock for five consecutive trading days immediately prior to the due date of the next Monthly Payment is 20% or greater than $0.1851 price, unless a new Trigger Event occurs. A “Trigger Event” occurs if (i) the Common Stock’s trading price is lower than $0.1851 for any five of seven consecutive trading days or (ii) the Company has issued substantially all of the shares available under the Nasdaq Cap (19.9% of the shares outstanding as of the date hereof).

Pursuant to the PPA, the Company is required to (i) use the net proceeds for purposes disclosed in the respective prospectus supplement, and (ii) except as permitted under the PPA, not enter into any variable rate transactions. As consideration, upon execution of the PPA, the Company paid the Investor’s due diligence fees of $25,000.

Prior to signing this PPA, the Company had entered into a committed equity financing agreement with Lincoln Park Capital Fund, LLC (“LPCF”), pursuant to which the Company has the right to request LCPF to purchase up to $100,000,000 of shares of Common Stock over a 36-month period. LPCF has waived any provisions in the committed equity financing agreement that would prohibit the PPA. Nutex has agreed with the Investor that it will not utilize the Lincoln Committed Equity Financing while there are outstanding Pre-Paid Advances in excess of $1,000,000.

The shares of Common Stock to be issued under the PPA will be issued pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-270886). Concurrently with the filing of this Current Report on Form 8-K, the Company is filing a prospectus supplement (the “Prospectus Supplement”) with the U.S. Securities and Exchange Commission in connection with the offer and sale of the shares of Common Stock.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of any offer to buy the shares of Common Stock, nor shall there be an offer, solicitation or sale of the shares of Common Stock in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.

The foregoing description of the PPA is qualified in its entirety by reference to the PPA, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Attached to this Current Report on Form 8-K as Exhibit 5.1, is the opinion of Locke Lord LLP relating to the legality of the shares of Common Stock.

Item 7.01 Regulation FD Disclosure

In connection with the PPA, the Company issued the press release attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
5.1	Opinion of Locke Lord LLP relating to the legality of the shares of Common Stock.
10.1	Pre-Paid Advance Agreement by and between YA II PN, Ltd., a Cayman Islands exempt limited partnership and Nutex Health Inc., dated April 11, 2023.
99.1	Press Release dated April 11, 2023.
99.2	Letter Agreement between Lincoln Park Capital Fund, LLC and Nutex Health, Inc. dated as of April 11, 2023.
104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

THE INFORMATION CONTAINED IN ITEM 7.01 OF THIS CURRENT REPORT, INCLUDING EXHIBIT 99.1 ATTACHED HERETO, SHALL NOT BE DEEMED “FILED” FOR THE PURPOSES OF SECTION 18 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, NOR SHALL IT BE DEEMED INCORPORATED BY REFERENCE INTO ANY REGISTRATION STATEMENT OR OTHER FILING PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, EXCEPT AS OTHERWISE EXPRESSLY STATED IN SUCH FILING.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 12, 2023

Nutex Health Inc.

By:	/s/ Jon C. Bates
Jon C. Bates
Chief Financial Officer